Rule 497(e)
                                                        Registration No. 33-8982


Dear Shareholder:

The Prospectus for the Convertible Securities Fund is being revised. This supplement provides important information about the investment policies and strategies for the Fund. Please keep a copy of this supplement with your Prospectus.
--------------------------------------------------------------------------------

                                The Victory Funds

                           Convertible Securities Fund

                         Supplement Dated July 23, 1998
                     to the Prospectus Dated March 23, 1998


1. On page 6 replace the second sentence under "Investment Policies and Strategies" and on page 24 of the "Appendix--Lower Rated Securities" replace the first sentence with the following:


Investments in securities are not limited by credit quality. Lower quality or lower-rated debt securities are sometimes referred to as "junk bonds."


2. On page 6 replace the last set of bullet points in the left column with the following:

Under normal market conditions, the Fund:
    -May invest up to 35% of total assets in:
     |X| Corporate debt securities
     |X| Common stock
     |X| U.S. Government securities and high-quality short-term debt obligations |X| Preferred stock
     |X| Repurchase agreements

3. On page 22 under the heading, "Other Securities and Investment Practices" the percentage limitation for Repurchase Agreements is changed from 20% to 35%.

4. On page 23 under the heading, "Other Securities and Investment Practices" the percentage limitation for Restricted Securities is changed from 10% to 15%.

5. All references to Cooper & Lybrand L.L.P. and Price Waterhouse LLP are changed to PricewaterhouseCoopers LLP.


If you would like more information about the Victory Funds call 800-539-FUND or 800-539-3863.


                                  VF-CONV-SUP1

                                                                     Rule 497(e)
                                                        Registration No. 33-8982


                               Victory Portfolios

                           Convertible Securities Fund
                            Federal Money Market Fund

                         Supplement Dated July 23, 1998
                to the Statement of Additional Information (SAI)
                              Dated March 23, 1998


The SAI for the above funds is being revised as follows:

1.   All   references   to  the   Independent   Accountants   are   changed   to
     PricewaterhouseCoopers LLP.

2. The first sentence under "Foreign Securities" on page 10 should be replaced with the following:

     Securities of foreign issuers may, in the opinion of the Adviser, present attractive investment opportunities, and the Convertible Securities Fund may invest up to 10% of its total assets in such securities.

3.   Item 4 on page 17 should be revised as follows:

     Each of the Funds will not:

     Borrow money, except that (a) the Convertible Securities Fund may enter into commitments to purchase securities in accordance with its investment program, including delayed-delivery and when-issued securities and reverse repurchase agreements, provided that the total amount of any such borrowing does not exceed 33 1/3% of the Fund's total assets; and (b) the Convertible Securities Fund may borrow money for temporary or emergency purposes in an amount not exceeding 5% of the value of its total assets at the time when the loan is made. Any borrowing representing more than 5% of the Convertible Securities Fund's total assets must be repaid before the Convertible Securities Fund may make additional investments. The Federal Money Market Fund may not borrow any money.

4. On page 37 under "Purchase, Redemption and Pricing" the second paragraph has been amended and restated as follows:

     With respect to the Convertible Securities Fund, securities traded on securities exchanges or the NASDAQ National Market are valued at the last sales price on the exchange where the security is primarily traded or, lacking any sales, at the last available bid quotation. Securities traded over-the-counter are valued at the last available bid quotation based upon pricing procedures approved by the Board of Trustees. Securities for which quotations are not readily available and any other assets (other than money market instruments) are valued at fair value as determined in good faith by or under the supervision of the Board of Trustees. The Federal Money Market Fund values all its portfolio securities at amortized cost in accordance with Rule 2a-7 under the 1940 Act and procedures adopted pursuant thereto. The amortized cost method values a security initially at its cost and thereafter assumes a constant amortization of any discount or premium regardless of the impact of fluctuating interest rates on the market value of the security. This method does not take into account unrealized gains or losses. The Convertible Securities Fund values fixed income securities at market value, except for money market instruments having a maturity of less than 60 days which are valued at amortized cost.

If you would like more information about the Victory Funds call 800-539-FUND or 800-539-3863.


                               VF-CS-FM-SAI-SUPP1